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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 16, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                        Capital One Financial Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                     1-13300                54-1719854
--------------------------     -------------------      ------------------
  (State of incorporation       (Commission File          (IRS Employer
     or organization)                Number)            Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                        22042
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(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (703) 205-1000

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Item 5.  Other Events.
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         (a)      See attached press release.

         (b)      Cautionary Factors

         The attached press release contains forward-looking statements which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, the following: continued intense competition from numerous providers of products and services which compete with the Company's businesses; with respect to financial and other products, changes in the Company's aggregate accounts or consumer loan balances and the growth rate thereof, including changes resulting from factors such as shifting product mix, amount of actual marketing expenses made by the Company and attrition of accounts and loan balances; an increase in credit losses (including increases due to a worsening of general economic conditions); the ability of the Company to continue to securitize its credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund its operations and future growth; difficulties or delays in the development, production, testing and marketing of new products or services; losses associated with new products or services or expansion internationally; financial, legal, regulatory or other difficulties that may affect investment in, or the overall performance of, a product or business, including changes in existing laws to regulate further the credit card and consumer loan industry and the financial services industry, in general (including the flexibility of financial services companies to obtain, use and share consumer data); the amount of, and rate of growth in, the Company's expenses (including salaries and associate benefits and marketing expenses) as the Company's business develops or changes or as it expands into new market areas; the availability of capital necessary to fund the Company's new businesses; the ability of the Company to build the operational and organizational infrastructure necessary to engage in new businesses or to expand internationally; the ability of the Company to recruit experienced personnel to assist in the management and operations of new products and services; any significant disruption of, or loss of public confidence in, the United States mail service effecting our response rates and consumer payments; and other factors listed from time to time in the Company's SEC reports, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2001 (Part I, Item 1, Risk Factors).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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99.1.    Press Release of the Company dated April 16, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

                                   CAPITAL ONE FINANCIAL CORPORATION

     Dated: April 16, 2002         By: /s/ John G. Finneran, Jr.
                                      -----------------------------------------

                                      John G. Finneran, Jr.
                                      Executive Vice President, General Counsel and Corporate Secretary

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                                  EXHIBIT INDEX

99.1     Press Release of the Company dated April 16, 2002



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